EXHIBIT 23.1





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form SB-2 dated January 24, 2003, of our report dated February 11, 2002, relating to the financial statements of iVoice, Inc. as of December 31, 2001 and 2000 and the reference to our firm as experts in the Registration Statement.


                                                 /s/ Mendlowitz Weitsen, LLP
                                                 -------------------------------
                                                 Mendlowitz Weitsen, LLP

East Brunswick, New Jersey
January 24, 2003